Exhibit 99.1

American National Group Inc.
September 30, 2025
Financial Supplement

Financial Summary (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	QoQ	YoY	2025	2024	YTD
Income
GAAP net income (loss)	$208	$141	$(236)	$638	$(299)	48%	170%	$113	$58	95%
Distributable operating earnings (a)	354	311	392	424	360	14%	(2)%	1,057	812	30%

Balance Sheet
Total assets	$130,559	$126,345	$123,434	$121,221	$123,659	3%	6%	$130,559	$123,659	6%
Total liabilities	119,578	116,128	113,389	111,193	113,677	3%	5%	119,578	113,677	5%
Total equity	10,981	10,217	10,045	10,028	9,982	7%	10%	10,981	9,982	10%
Total common stockholders' equity (a)	10,170	9,494	9,374	9,265	9,132	7%	11%	10,170	9,132	11%
Total adjusted common stockholders' equity (a)	10,292	9,965	9,684	9,360	8,624	3%	19%	10,292	8,624	19%

	Twelve Months Ended September 30, 2025
Annuity investment spread	1.7%
Note: “NM” represents changes that are not meaningful.
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

GAAP Balance Sheet (Dollars in millions)

	Historical Data		Percentage Change
	September 30, 2025	December 31, 2024	YTD
Assets
Investments:
Available-for-sale fixed maturity securities, at fair value	$55,408	$47,292	17%
Equity securities, at fair value	1,212	1,142	6%
Mortgage loans on real estate, at amortized cost	11,090	12,117	(8)%
Other invested assets	22,018	20,204	9%
Total investments	89,728	80,755	11%

Cash and cash equivalents	11,568	11,330	2%
Accrued investment income	786	761	3%
Deferred policy acquisition costs, deferred sales inducements and value of business acquired	11,384	10,631	7%
Reinsurance recoverables and deposit assets	9,531	10,055	(5)%
Intangible assets	1,541	1,545	—%
Other assets	4,826	4,801	1%
Separate account assets	1,195	1,343	(11)%
Total assets	$130,559	$121,221	8%

Liabilities
Future policy benefits	$10,345	$9,170	13%
Policyholders' account balances	89,469	83,079	8%
Policy and contract claims	1,811	1,867	(3)%
Market risk benefits	4,505	3,655	23%
Unearned premium reserve	733	1,044	(30)%
Long term borrowings	3,449	2,957	17%
Funds withheld for reinsurance liabilities	3,131	3,321	(6)%
Other liabilities	4,940	4,757	4%
Separate account liabilities	1,195	1,343	(11)%
Total liabilities	119,578	111,193	8%

Equity
Preferred stock	588	685	(14)%
Additional paid-in capital	7,558	7,569	—%
Accumulated other comprehensive income (loss), net of taxes	1,132	340	233%
Retained earnings	1,480	1,356	9%
Non-controlling interests	223	78	186%
Total equity	10,981	10,028	10%
Total liabilities and equity	$130,559	$121,221	8%

GAAP Income Statement (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	QoQ	YoY	2025	2024	YTD
Revenues
Premiums	$566	$752	$889	$2,482	$888	(25)%	(36)%	$2,207	$3,037	(27)%
Other policy revenue	181	172	149	153	208	5%	(13)%	502	504	—%
Net investment income	1,285	1,160	1,275	1,232	1,024	11%	25%	3,720	2,396	55%
Investment related gains (losses)	2	73	(4)	(186)	(128)	(97)%	102%	71	(160)	144%
Other income	24	29	30	33	12	(17)%	100%	83	12	592%
Total revenue	2,058	2,186	2,339	3,714	2,004	(6)%	3%	6,583	5,789	14%

Benefits and Expenses
Policyholder benefits and claims incurred	527	828	888	2,399	846	(36)%	(38)%	2,243	2,962	(24)%
Interest sensitive contract benefits	523	485	512	677	523	8%	—%	1,520	1,068	42%
Amortization of DAC, DSI and VOBA	345	332	318	290	289	4%	19%	995	649	53%
Change in FV of insurance-related derivatives and embedded derivatives	(187)	131	199	(440)	344	(243)%	(154)%	143	346	(59)%
Change in fair value of market risk benefits	310	(47)	361	(295)	134	760%	131%	624	292	114%
Total benefits	1,518	1,729	2,278	2,631	2,136	(12)%	(29)%	5,525	5,317	4%
Operating expenses	156	216	275	214	228	(28)%	(32)%	647	666	(3)%
Interest expense	47	49	44	51	49	(4)%	(4)%	140	114	23%
Total benefits and expenses	1,721	1,994	2,597	2,896	2,413	(14)%	(29)%	6,312	6,097	4%
Income tax expense (benefit)	119	38	(55)	167	(77)	213%	255%	102	(337)	130%
Net income (loss)	218	154	(203)	651	(332)	42%	166%	169	29	483%
Less: Net income (loss) attributable to noncontrolling assets	(1)	2	3	2	(44)	(150)%	98%	4	(51)	108%
Net income (loss) attributable to American National Group Inc. stockholders	219	152	(206)	649	(288)	44%	176%	165	80	106%
Less: Preferred stock dividends and redemption (a)	11	11	30	11	11	—%	—%	52	22	136%
Net income (loss) attributable to American National Group Inc. common stockholder	$208	$141	$(236)	$638	$(299)	48%	170%	$113	$58	95%
(a)Preferred stock dividends and redemption for Q1 2025 includes a non-recurring $19 million impact related to the redemption of the Series A preferred stock.

Distributable Operating Earnings Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	QoQ	YoY	2025	2024	YTD
Net income (loss)	$208	$141	$(236)	$638	$(299)	48%	170%	$113	$58	95%
Net investment gains (losses), including reinsurance funds withheld	117	121	104	965	(128)	(3)%	191%	342	(493)	169%
Mark-to-market on insurance contracts and other net assets	(21)	36	582	(1,300)	835	(158)%	(103)%	597	1,467	(59)%
Deferred income tax expense (recovery)	25	(30)	(142)	68	(105)	183%	124%	(147)	(432)	66%
Depreciation	35	38	52	28	25	(8)%	40%	125	48	160%
Transaction costs	(10)	5	32	25	32	(300)%	(131)%	27	164	(84)%
Distributable operating earnings (a)	$354	$311	$392	$424	$360	14%	(2)%	$1,057	$812	30%

Pre-Tax Distributable Operating Earnings by Segment
Annuity	$389	$372	$407	$346	$404	5%	(4)%	$1,168	$800	46%
Property & casualty (P&C)	38	(4)	64	81	27	NM	41%	98	66	48%
Life	37	40	32	41	52	(8)%	(29)%	109	165	(34)%
Pre-tax segment distributable operating earnings (a)	464	408	503	468	483	14%	(4)%	1,375	1,031	33%
Corporate and other DOE	(31)	(29)	(24)	(40)	(51)	(7)%	39%	(84)	(64)	(31)%
Tax expense	(79)	(68)	(87)	(4)	(72)	(16)%	(10)%	(234)	(155)	(51)%
Distributable operating earnings	$354	$311	$392	$424	$360	14%	(2)%	$1,057	$812	30%
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

Adjusted Equity Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	QoQ	YoY	2025	2024	YTD
Total equity	$10,981	$10,217	$10,045	$10,028	$9,982	7%	10%	$10,981	$9,982	10%
Non-controlling interests	(223)	(135)	(83)	(78)	(165)	(65)%	(35)%	(223)	(165)	(35)%
Equity available to preferred stockholders	(588)	(588)	(588)	(685)	(685)	—%	14%	(588)	(685)	14%
Total common stockholders' equity (a)	10,170	9,494	9,374	9,265	9,132	7%	11%	10,170	9,132	11%
Accumulated other comprehensive income (AOCI)	(1,132)	(664)	(670)	(340)	(1,481)	(70)%	24%	(1,132)	(1,481)	24%
Accumulated impact of mark-to-market losses (gains) on derivatives and insurance contracts	1,254	1,135	980	435	973	10%	29%	1,254	973	29%
Total adjusted common stockholders' equity (a)	$10,292	$9,965	$9,684	$9,360	$8,624	3%	19%	$10,292	$8,624	19%
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

Invested Assets (Dollars in millions)

	September 30, 2025			December 31, 2024
	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)
Invested Assets
Investments:
U.S. treasury and government	$93	$92	$1	$86	$87	$(1)
U.S. states and political subdivisions	3,104	3,013	91	3,182	3,174	8
Foreign governments	1,240	1,199	41	1,539	1,566	(27)
Corporate debt securities	39,759	38,846	913	30,918	30,869	49
Residential mortgage-backed securities	696	661	35	854	836	18
Commercial mortgage-backed securities	3,204	3,132	72	2,687	2,646	41
Collateralized debt securities	4,550	4,481	69	5,067	5,023	44
Total fixed maturity, available-for-sale	52,646	51,424	1,222	44,333	44,201	132

Equity securities:
Common and preferred stock	1,194	1,050	144	1,120	1,176	(56)
Private equity and other	—	—	—	4	4	—
Total equity securities	1,194	1,050	144	1,124	1,180	(56)

Other investments:
Mortgage loans on real estate, net of allowance	11,023	11,023	—	12,055	12,055	—
Private loans, net of allowance	8,322	8,322	—	5,653	5,653	—
Real estate and real estate partnerships	6,061	6,061	—	4,992	4,992	—
Investments funds	3,809	3,809	—	3,015	3,015	—
Policy loans	253	253	—	274	274	—
Short-term investments	1,435	1,435	—	4,176	4,176	—
Other invested assets	2,073	2,073	—	2,014	2,014	—
Total investments, net of coinsurance funds withheld investments	86,816	85,450	1,366	77,636	77,560	76
Coinsurance funds withheld investments (a)	2,912	2,830	82	3,119	3,086	33
Total investments	$89,728	$88,280	$1,448	$80,755	$80,646	$109
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments (Dollars in millions)

	September 30, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Assets with NAIC Designation
Fixed maturities, available-for-sale, at fair value:
1	$29,366	33%	$25,699	32%
2	21,756	25%	16,521	21%
3	1,048	1%	1,473	2%
4	243	—%	329	—%
5	113	—%	117	—%
6	3	—%	2	—%
Total fixed maturities, available-for-sale	52,529	59%	44,141	55%

Assets without NAIC Designation
Fixed maturities, at fair value	117	—%	192	—%
Equity securities, at fair value	1,194	1%	1,124	1%
Mortgage loans	11,023	12%	12,055	15%
Private Loans	8,322	10%	5,653	7%
Real estate and real estate partnerships	6,061	7%	4,992	6%
Investment funds	3,809	4%	3,015	4%
Policy loans	253	—%	274	—%
Short-term investments	1,435	2%	4,176	5%
Other invested assets	2,073	2%	2,014	3%
	34,287	38%	33,495	41%
Total investments, net of coinsurance funds withheld investments	86,816	97%	77,636	96%
Coinsurance funds withheld investments (a)	2,912	3%	3,119	4%
Total investments	$89,728	100%	$80,755	100%
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments - Detail (Dollars in millions)

	September 30, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Available-for-sale:
U.S. treasury and government (a)	$93	—%	$86	—%
U.S. states and political subdivisions (a)	3,104	6%	3,182	7%
Foreign governments (a)	1,240	2%	1,539	3%
Corporate debt securities	39,759	72%	30,918	65%
Residential mortgage-backed securities	696	1%	854	2%
Commercial mortgage-backed securities	3,204	6%	2,687	6%
Collateralized debt securities	4,550	8%	5,067	11%
Total fixed maturities, available-for-sale, net of coinsurance funds withheld investments	52,646	95%	44,333	94%
Coinsurance funds withheld investments (b)	2,762	5%	2,959	6%
Total fixed maturities, available-for-sale	$55,408	100%	$47,292	100%

Corporate debt securities
NAIC designation
1	$19,318	49%	$14,708	48%
2	19,543	49%	14,707	48%
3	629	2%	1,051	3%
4	174	—%	260	1%
5	10	—%	62	—%
6	—	—%	—	—%
Total U.S. corporate debt securities (c)	$39,674	100%	$30,788	100%

Residential mortgage-backed securities
NAIC designation
1	$682	98%	$806	95%
2	1	—%	7	1%
3	3	1%	27	3%
4	9	1%	11	1%
5	1	—%	2	—%
6	—	—%	1	—%
Total Residential mortgage-backed securities	$696	100%	$854	100%

Commercial mortgage-backed securities
NAIC designation
1	$2,579	81%	$2,339	89%
2	365	11%	184	7%
3	169	6%	37	2%
4	29	1%	34	1%
5	31	1%	30	1%
6	1	—%	1	—%
Total Commercial mortgage-backed securities (d)	$3,174	100%	$2,625	100%

Credit Quality of Investments - Detail (Dollars in millions)

	September 30, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Collateralized debt securities
NAIC designation
1	$2,802	61%	$3,417	68%
2	1,453	32%	1,306	26%
3	211	5%	324	6%
4	70	2%	19	—%
5	14	—%	1	—%
6	—	—%	—	—%
Total Collateralized debt securities	$4,550	100%	$5,067	100%
(a)Over 95% of available-for-sale fixed maturity U.S. treasury and government, U.S. states and political subdivisions, and foreign governments securities are rated NAIC 1 or 2.
(b)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(c)Excludes securities that are not rated with a carrying value of $40 million at September 30, 2025 and $102 million at December 31, 2024. Also excludes $45 million of investments in variable interest entities not directly held by American National Group Inc. at September 30, 2025 and $28 million at December 31, 2024.
(d)Excludes securities that are not rated with a carrying value of $0 million at September 30, 2025 and $39 million at December 31, 2024. Also excludes $30 million of investments in variable interest entities not directly held by American National Group Inc. at September 30, 2025 and $23 million at December 31, 2024.

Mortgage Loans (Dollars in millions)

	September 30, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans
Agricultural	$361	4%	$447	5%
Apartment	2,204	25%	2,276	24%
Hotel	931	11%	1,246	13%
Industrial	1,839	21%	1,846	19%
Office	1,274	14%	1,425	15%
Parking	250	3%	326	3%
Retail	1,421	16%	1,572	16%
Storage	140	2%	176	2%
Other	229	3%	200	2%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,649	99%	9,514	99%
Coinsurance funds withheld investments (a)	67	1%	62	1%
Total commercial mortgage loans (b)	$8,716	100%	$9,576	100%

Non-performing commercial mortgage loans
Total non-performing commercial mortgage loans	$205	2%	$117	1%
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(b)Total commercial mortgage loans excludes the allowance for credit losses of $125 million and $146 million at September 30, 2025 and December 31, 2024, respectively.

Mortgage Loans - Exposure (Dollars in millions)

	September 30, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by LTV
0-50%	$2,711	32%	$3,297	35%
50-60%	3,000	36%	3,055	33%
60-70%	1,934	23%	2,654	28%
70% +	676	8%	314	3%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,321	99%	9,320	99%
Coinsurance funds withheld investments (a)	67	1%	62	1%
Total commercial mortgage loans (b) (c)	$8,388	100%	$9,382	100%

Average LTV	51%		49%

	September 30, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by CM Rating
CM1	$3,368	40%	$3,777	40%
CM2	2,583	31%	3,176	34%
CM3	1,867	22%	2,047	22%
CM4	241	3%	186	2%
CM5	50	1%	84	1%
CM6	111	1%	49	—%
CM7	101	1%	1	—%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,321	99%	9,320	99%
Coinsurance funds withheld investments (a)	67	1%	62	1%
Total commercial mortgage loans (b) (c)	$8,388	100%	$9,382	100%

Median CM Rating	CM2		CM2
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(b)Excludes $328 million and $194 million investments in variable interest entities not directly held by American National Group Inc.’s regulated insurance entities at September 30, 2025 and December 31, 2024, respectively.
(c)Total commercial mortgage loans excludes the allowance for credit losses of $125 million and $146 million at September 30, 2025 and December 31, 2024, respectively.

Financial Strength and Credit Ratings (Dollars in millions)

Financial Strength Ratings
	AM Best	Standard & Poor's	Fitch	Line of Business	September 30, 2025 Statutory Liability Balance
American Equity Life Insurance Company	A	A	A	Life & retirement	$60,290
American National Insurance Company	A	A	A	Life & retirement	34,403
Eagle Life Insurance Company	A	A	A	Life & retirement	4,333
American National Life Insurance Company of New York	A	A	A	Life & retirement	1,976
American Equity Life Insurance Company of New York	A	-	A	Life & retirement	76
American National Life Insurance Company of Texas	A	-	-	Life & retirement	7
Garden State Life Insurance Company	A u	-	-	Life & retirement	2
Freestone Re Ltd. (a)	-	A	-	Life & retirement reinsurance	—
Farm Family Casualty Insurance Company	A	-	-	Property & casualty	1,295
American National Property and Casualty Company	A	-	-	Property & casualty	845
United Farm Family Insurance Company	A	-	-	Property & casualty	163
American National General Insurance Company	A	-	-	Property & casualty	45
American National Lloyds Insurance Company	A	-	-	Property & casualty	26
American National County Mutual Insurance Company	A	-	-	Property & casualty	8

Credit ratings
American National Group Inc.	-	BBB	BBB+
(a)Freestone Re Ltd. has modified coinsurance agreements with subsidiaries of American National Group Inc. There were $52,382 million of statutory liabilities associated with these agreements at September 30, 2025.

Capitalization (Dollars in millions)

	Amount	% Total Capitalization	Facility Ratings (S&P / Fitch)	Rates	Issue Date	Maturity
Senior Unsecured Bonds - SEC Registered	$692	5%	BBB / BBB	6.00%	June 2025	July 2035
Term Loan	598	5%		SOFR + 1.25%	May 2024	May 2027
Senior Unsecured Bonds - SEC Registered	596	5%	BBB / BBB	5.75%	October 2024	October 2029
Senior Unsecured Bonds - 144A	497	4%	BBB / BBB	6.144%	June 2022	June 2032
Junior Subordinated Debentures - SEC Registered (a)	493	4%	BB+ / BB+	7.00%	August 2025	August 2055
Senior Unsecured Bonds - SEC Registered	489	4%	BBB / BBB	5.00%	June 2017	June 2027
Subordinated Debentures	84	1%		5.00%	October 1999	June 2047
Total Long Term Borrowings	3,449	28%

Perpetual Preferred Shares - Series B (b)	296	2%	BB+ / BB+	10.07%	June 2020	Perp rate reset
Perpetual Preferred Shares - Series D	292	2%	BB+ / BB+	7.38%	January 2025	Perpetual
Total Common Stockholders' Equity	10,393	79%
Total Equity	10,981	83%
Accumulated Other Comprehensive Income (AOCI)	1,132	9%
Non-Controlling Interests (NCI)	223	2%
Total Equity, Excluding AOCI and NCI (c)	9,626	72%
Total Capitalization, Excluding AOCI and NCI (c)	$13,075	100%
(a)Rate will be reset to 3.183% plus five-year U.S. Treasury Rate effective December 1, 2030.
(b)Series B was redeemed on October 6, 2025 using proceeds from the issuance of the Senior Unsecured Bonds issued in August 2025.
(c)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

Annuity Investment Spread (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	QoQ	YoY	2025	2024	YTD
Non-GAAP net investment income (a)	$1,285	$1,238	$1,238	$1,083	$1,021	4%	26%	$3,761	$2,043	84%
Cost of funds	899	868	924	748	616	4%	46%	2,691	1,243	116%
Total net investment spread	$386	$370	$314	$335	$405	4%	(5)%	$1,070	$800	34%

Average invested assets	$85,993	$83,173	$80,139	$74,356	$69,878	3%	23%	$85,993	$69,878	23%

	Twelve months ended September 30, 2025
Yield on net invested assets	6.0%
Aggregate cost of funds	4.3%
Total net investment spread	1.7%

(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21. The net impact of the adjustments disclosed on page 21 were less than $1 million in Q3 2025, $78 million in Q2 2025, $37 million in Q1 2025, $149 million in Q4 2024, and $3 million in Q3 2024.

Reconciliation of Benefits and Expenses to Cost of Funds (Dollars in millions)

	Historical Data					Year-to-Date
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	2025	2024
US GAAP benefits and expenses	$1,721	$1,994	$2,597	$2,896	$2,413	$6,312	$6,097
Premiums	(566)	(752)	(889)	(2,482)	(888)	(2,207)	(3,037)
Product charges	(181)	(172)	(149)	(153)	(208)	(502)	(504)
Change in fair value of insurance-related derivatives and embedded derivatives	187	(131)	(199)	440	(344)	(143)	(346)
Change in fair value of MRB - capital market impacts	(197)	127	(268)	429	(123)	(338)	(257)
Policy and other operating expenses	(16)	(7)	(101)	(337)	(169)	(124)	(280)
Premiums, benefits and expenses on non-annuity segments	(49)	(191)	(67)	(45)	(65)	(307)	(430)
Total adjustments to arrive at cost of funds	(822)	(1,126)	(1,673)	(2,148)	(1,797)	(3,621)	(4,854)
Total annuity cost of funds (a)	$899	$868	$924	$748	$616	$2,691	$1,243
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

Annuity Sales (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	QoQ	YoY	2025	2024	YTD
Gross Annuity Sales
Retail
Fixed Index	$2,528	$2,513	$1,835	$1,797	$2,027	1%	25%	$6,876	$3,677	87%
Fixed Rate	2,125	1,029	1,043	916	1,799	107%	18%	4,197	4,016	5%
Variable (a)	101	80	46	16	17	26%	494%	227	47	383%
Total Retail Annuities	4,754	3,622	2,924	2,729	3,843	31%	24%	11,300	7,740	46%

Institutional
Pension Risk Transfer	100	262	382	1,918	289	(62)%	(65)%	744	1,233	(40)%
Funding Agreements	—	400	500	—	—	(100)%	—%	900	—	100%
Total Institutional Annuities	100	662	882	1,918	289	(85)%	(65)%	1,644	1,233	33%

Total Gross Annuity Sales (b)	4,854	4,284	3,806	4,647	4,132	13%	17%	12,944	8,973	44%
Ceded	(14)	(9)	(7)	(3)	(10)	56%	40%	(30)	(35)	(14)%
Total Net Annuity Sales	$4,840	$4,275	$3,799	$4,644	$4,122	13%	17%	$12,914	$8,938	44%
(a)Variable sales represent additional premiums on previously issued policies.
(b)American Equity gross annuity sales for the year ended December 31, 2024 were $8,425 million. American Equity gross annuity sales from the acquisition on May 2, 2024 to December 31, 2024 were $5,217 million which is included in the table above.

Surrender Charge Exposure (Dollars in millions)

	Q3 2025		Q2 2025
	Account Value (a)	Average Surrender Charge	Account Value (a)	Average Surrender Charge
Years of surrender charge remaining (b)
No surrender charge remaining	$10,455	—%	$10,081	—%
Greater than 0 to less than 3	13,005	4%	13,021	4%
3 to less than 6	15,477	7%	15,485	7%
6 to less than 9	28,826	12%	27,157	12%
9 or greater	12,717	14%	12,159	13%
	$80,480	8%	$77,903	8%
(a)Account value excludes claims in-course of settlement, the life insurance segment, and single premium immediate annuities.
(b)The weighted average years remaining in the protected surrender charge period is approximately 6 years.

Legal Notice
This document has been prepared solely for the information of investors. This document does not purport to provide complete and current information about American National Group Inc. (“ANGI”) or a complete description of ANGI and the risks of investing in ANGI (including risks described in offering documents previously provided to investors). Under no circumstances is this document or the information contained herein to be construed as a prospectus, offering memorandum or advertisement, and no part of this document or any information or statement contained herein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. By reading or reviewing this document, you agree to be bound by the following limitations.
You should not rely on this document as the basis on which to make any investment decision. Neither this document nor any part of it may be reproduced or redistributed, passed on, or the contents otherwise divulged, directly or indirectly, to any other person (excluding the recipient’s professional advisers) or published in whole or in part for any purpose without the prior written consent of ANGI.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction.
The summary descriptions and other information included in this document are intended only for informational purposes and convenient reference. The information contained in this document is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations.
Past performance is not indicative of future results.
The statements contained in this document are made as of the date of the release of this report, unless another time is specified in relation to them, and access to this document at any given time shall not give rise to any implication that there has not been a change in the facts set forth in this document since that date. Certain information set forth in this document has been developed internally or obtained from sources believed by ANGI to be reliable; however, ANGI does not give any representation or warranty (express or implied) as to the accuracy, adequacy, timeliness or completeness of such information, and assumes no responsibility for independent verification of such information.

Non-GAAP Financial Disclosures
In addition to our results presented in accordance with US GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures together with the relevant US GAAP measures provides information that may enhance a user’s understanding of our results of operations and the underlying profitability drivers of our business. These measures should be considered supplementary to our results in accordance with US GAAP and should not be view as a substitute for the corresponding US GAAP measures.
Distributable Operating Earnings
Distributable operating earnings (“DOE”) is a non-GAAP measure used by management to assess operating results and the performance of the business. DOE is defined as net income after applicable taxes, excluding the impact of depreciation and amortization, deferred income taxes related to basis and other changes, and breakage and transaction costs, as well as certain investment and insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits and change in market risk benefits. DOE is inclusive of returns on equity invested in certain variable interest entities and our share of adjusted earnings from our investments in certain associates. DOE is a measure of operating performance that is not calculated in accordance with, and does not have any standardized meaning prescribed by GAAP. DOE is, therefore, unlikely to be comparable to similar measures presented by other issuers. We believe our presentation of DOE is useful to investors because it supplements investors’ understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations. Our presentation of DOE also provides investors enhanced comparability of our ongoing performance across years.
Total Equity, Excluding AOCI and NCI, Total Capitalization, Excluding AOCI and NCI, and Total Adjusted Common Stockholders’ Equity
Total equity, excluding AOCI and NCI and total capitalization, excluding AOCI and NCI are non-GAAP measures based on stockholders’ equity excluding the effect of AOCI and NCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. NCI is excluded in order to provide a view of equity and capitalization attributable to American National Group Inc.
Total adjusted common stockholder's equity is a non-GAAP financial measure based on common stockholders' equity excluding the impact of AOCI and the accumulated after tax impact of certain adjustments related to mark-to market gains and losses on derivatives and insurance contracts. These adjustments primarily include certain insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits, and changes in market risk benefits. We believe our presentation of this non-GAAP metric is useful to investors because it supplements investors' understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations. Our presentation of this non-GAAP metric provides investors enhanced comparability of our ongoing performance across years.
Non-GAAP Net Investment Income
Non-GAAP net investment income is comprised of GAAP net investment income adjusted to exclude net investment income on non-annuity segments, exclude depreciation on investment real estate, include mark to market gain/loss on alternative investments, include realized gain/loss on certain investments, and include the tax benefit of tax exempt investment income.
Annuity Cost of Funds
Annuity cost of funds is a non-GAAP measure which includes liability costs related to cost of crediting on fixed deferred and fixed indexed annuities as well as other liability costs. Cost of crediting on fixed deferred annuities is the interest credited to the policyholders on our fixed strategies. Cost of crediting on fixed indexed annuities is the cost of option purchased to fund the index credit and the impact of over or under hedging for the index credits. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit fair value changes, and operating expenses net of premiums and product charge revenue. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.